UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2009

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

          On August 5, 2009, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the three and six months ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In connection with our approach to our 2010 and 2011 maturities, we are expanding information previously disclosed in that press release about our outstanding indebtedness at June 30, 2009. This expanded information is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

          The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section.  Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K, including exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Section 8 – Other Events

Item 8.01	Other Events.

In 2009, we adopted the provisions of SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements,” which establishes and expands accounting and reporting standards for minority interests (which are recharacterized as noncontrolling interests) in a subsidiary and the deconsolidation of a subsidiary. We have also adopted the recent revisions to EITF Topic D-98, “Classification and Measurement of Redeemable Securities,” which became effective upon our adoption of SFAS 160. As a result of our adoption of these standards, amounts previously reported as minority interests in other partnerships on our balance sheets are now presented as noncontrolling interests in other partnerships within equity. There has been no change in the measurement of this line item from amounts previously reported. Minority interests in FelCor LP have also been recharacterized as noncontrolling interests, but because of the redemption feature of these units, have been included in the mezzanine section (between liabilities and equity) on the accompanying consolidated balance sheets. These units are redeemable at the option of the holders for a like number of shares of our common stock or, at our option, the cash equivalent thereof. Based on the requirements of D-98, the measurement of noncontrolling interests in FelCor LP is now presented at the fair value of the units as of the balance sheet date (based on our stock price as of the balance sheet date times the number of outstanding units). Previously, these interests were measured based on the noncontrolling interests in FelCor LP’s pro rata share of total common interests, in accordance with EITF 95-7. The revised presentation and measurement required by SFAS 160 and D-98 was adopted retrospectively.

    In 2009, we adopted FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment awards are participating securities prior to vesting, and therefore, need to be included in the earnings allocation when computing earnings per share under the two-class method as described in FASB Statement No. 128, “Earnings per Share” (“FAS 128”). In accordance with FSP EITF 03-6-1, unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The revised calculation of earnings per share required by FSP EITF 03-6-1 was adopted retrospectively.

This Current Report on Form 8-K updates Items 6, 7, and 8 of our annual report on Form 10-K for the year ended December 31, 2008, has been updated to reflect the retrospective adoption of SFAS 160, D-98, and FSP EITF 03-6-1 for all years presented, and subsequent events. These updated items are filed herewith as Exhibit 99.1. All other items of the annual report on Form 10-K remain unchanged. No attempt has been made to update matters in the annual report on Form 10-K, except to the extent expressly provided above. Readers should refer to our quarterly reports on Form 10-Q and current reports on Form 8-K for the periods subsequent to December 31, 2008, for further information.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.
None.
(c)	Shell company transactions.

None.

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibits

23	Consent of Independent Registered Public Accounting Firm

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 5, 2009, announcing its results of operations for the three and six months ended June 30, 2009.
99.2	Expanded Debt Summary at June 30, 2009 for FelCor Lodging Trust Incorporated.

99.3	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: August 11, 2009	By:	/s/ Lester C. Johnson
		Name:	Lester C. Johnson
		Title:	Senior Vice President, Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

23	Consent of Independent Registered Public Accounting Firm

99.1	Press release issued by FelCor Lodging Trust Incorporated on August 5, 2009, announcing its results of operations for the three and six months ended June 30, 2009.
99.2	Expanded Debt Summary at June 30, 2009 for FelCor Lodging Trust Incorporated.

99.3	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements